SYNETIC, INC.

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                                     /s/ Paul C. Suthern
                                                     ===================
                                                     Signature

                                                     Paul C. Suthern
                                                     ===================
                                                     Print Name

                                 SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele , Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Thomas R. Ferguson
                                              =======================
                                              Signature

                                              Thomas R. Ferguson
                                              =======================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ James V. Manning
                                              =========================
                                              Signature

                                              James V.  Manning
                                              =========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Bernard A. Marden
                                              ===========================
                                              Signature

                                              Bernard A. Marden
                                              ===========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Ray E. Hannah
                                              ==========================
                                              Signature

                                              Ray E. Hannah
                                              ==========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Mervyn L. Goldstein, MD
                                              ===========================
                                              Signature

                                              Mervyn L. Goldstein, MD
                                              ===========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Roger Licht
                                              ========================
                                              Signature

                                              Roger Licht
                                              ========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Martin J. Wygod
                                              ========================
                                              Signature

                                               Martin J. Wygod
                                              ========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                              /s/ Herman Sarkowsky
                                              ========================
                                              Signature

                                               Herman Sarkowsky
                                              ========================
                                              Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                                 /s/ Charles A. Mele
                                                 ------------------------------
                                                 Signature

                                                 Charles A. Mele
                                                 ------------------------------
                                                 Print Name

                                  SYNETIC, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Charles A. Mele, Paul C. Suthern and Anthony Vuolo and each of them, each with full power to act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of November, 1998.


                                                        /s/ Albert Weis
                                                        -----------------------
                                                        Signature

                                                        Albert Weis
                                                        -----------------------
                                                        Print Name